                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 14, 2004

                        Tasty Baking Company on behalf of

                     Tasty Baking Company 401(k) Thrift Plan
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               (Exact Name of Registrant as Specified in Charter)

         Pennsylvania                    1-5084           23-1145880
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(State or Other Jurisdiction of        (Commission     (I.R.S. Employer
Incorporation or Organization)        File Number)    Identification No.)

2801 Hunting Park Avenue, Philadelphia, Pennsylvania              19129
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(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (215) 221-8500
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 4.  Changes in Registrant's Certifying Accountant
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(a)  Previous Independent Accountants

     On June 14, 2004,  the Tasty Baking Company 401(k) Thrift Plan (the "Plan")
     dismissed   PricewaterhouseCoopers   LLP   ("PwC")   as   its   independent
     accountants.  PwC was also dismissed as the independent accountants for the
     Tasty Baking  Company  Pension Plan and Tasty Baking  Oxford,  Inc.  401(k)
     Savings Plan. PwC will continue to act as the independent  accountants with
     respect  to  the  financial   statements  of  Tasty  Baking   Company  (the
     "Company").  This dismissal was approved by the Company's  Audit  Committee and the Thrift Plan Committee.

     The audit reports issued by PwC on the financial statements of the Plan for the fiscal  years  ended  December  31,  2002 and 2001 did not  contain any adverse  opinion  or  disclaimer  of  opinion,  and were not  qualified  or modified  as to  uncertainty,  audit  scope  or  accounting  principle.  In connection  with its audits of such financial  statements as of and for the years ended  December 31, 2002 and 2001, and for the interim period through
     June 13, 2004, there have been no  disagreements  with PwC on any matter of accounting  principles  or  practices,  financial  statement  disclosure or auditing scope or procedure,  which  disagreements,  if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its report on the Plan's  financial  statements for such years;  nor were there any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company  provided PwC with a copy of the disclosures  contained  herein and has  requested  that  PwC  furnish  it with a letter  addressed  to the
     Securities and Exchange  Commission  stating whether or not PwC agrees with the  statements  made herein.  The Company has not received the letter from
     PwC as of the date of this  filing and will  promptly  file such  letter as soon as it is received.

(b)  New Independent Accountants

     Effective  June 14, 2004, the Plan engaged  Mitchell & Titus,  LLP to audit its financial  statements  as of and for the year ended  December 31, 2003.
     The  determination to engage Mitchell & Titus to audit the Plan's financial statements  was made on June 14, 2004.  The  engagement of Mitchell & Titus relates only to the audit of the  financial  statements of the Plan and the other employee  benefit plans described above and was approved by the Audit
     Committee and the Thrift Plan Committee.

     During the Plan's two most recent fiscal years ended  December 31, 2002 and
     2001, and for the interim  period  through June 13, 2004,  neither the Plan nor any person  acting on its behalf has  consulted  with  Mitchell & Titus regarding:  (i)  either  the  application  of  accounting  principles  to a specified  transaction,  either completed or proposed; or the type of audit opinion  that might be rendered  on the Plan's  financial  statements,  and either  a  written  report  was  provided  to the Plan or oral  advice  was provided that Mitchell & Titus concluded was an important factor considered by the Plan in  reaching  a  decision  as to the  accounting,  auditing  or financial  reporting  issue;  or (ii) any matter  that was the subject of a disagreement  (as defined in Item 304  (a)(1)(iv) of Regulation S-K and the instructions  to Item  304) or that  constituted  a  reportable  event  (as described  in Item 304  (a)(1)(v)  of  Regulation  S-K) with respect to the
     Plan's financial statements.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                            TASTY BAKING COMPANY
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                                            (Registrant)

   Date:  June 18, 2004                     /s/ David S. Marberger
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                                            David S. Marberger
                                            Senior Vice President and Chief
                                            Financial Officer